                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                     SITHE/INDEPENDENCE FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    33-59960                13-3677475
        ---------------              ---------------          ---------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)


                               335 MADISON AVENUE
                               NEW YORK, NY 10017
                    (Address of Principal Executive Offices)
                              --------------------

                                 (212) 351-0000
              (Registrant's telephone number, including area code)
                              --------------------

                     SITHE/INDEPENDENCE POWER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    33-59960                 33-0468704
        ---------------              ---------------          ---------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)


                               335 MADISON AVENUE
                               NEW YORK, NY 10017
                    (Address of Principal Executive Offices)
                              --------------------

                                 (212) 351-0000
              (Registrant's telephone number, including area code)
                              --------------------



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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, Sithe/Independence Funding Corporation (the "Company") and its parent, Sithe/Independence Power Partners, L.P. (together with the Company, the "Registrant") filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC".) In connection with the filing of Form 10-Q, the Registrant has provided to the SEC the certifications below, as required by 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002.

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Sithe/Independence Funding Corporation (the "Company") and Sithe/Independence LLC (formerly Sithe/Independence, Inc.), the general partner of Sithe/Independence Power Partners, L.P. (the "Partnership") hereby certifies that to such officer's knowledge:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company and the Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and the Partnership.


     Dated: August 14, 2002                    /S/ WILLIAM KRIEGEL
                                               -------------------
                                               William Kriegel
                                               Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company or the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.







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


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Sithe/Independence Funding Corporation (the "Company") and Sithe/Independence LLC (formerly Sithe/Independence, Inc.), the general partner of Sithe/Independence Power Partners, L.P. (the "Partnership") hereby certifies that to such officer's knowledge:

         (i) the accompanying Report on Form 10-Q of the Company and the Partnership fully complies with the requirements of Section 13(a) or
     Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and the Partnership.


Dated: August 14, 2002                   /s/ THOMAS M. BOEHLERT
                                         -----------------------
                                         Thomas M. Boehlert
                                         Senior Vice President and
                                         Chief Financial Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company or the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SITHE/INDEPENDENCE FUNDING CORPORATION
                                     (REGISTRANT)

August 14, 2002                      /S/ THOMAS M. BOEHLERT
                                     ---------------------------------------
                                     NAME:    THOMAS M. BOEHLERT
                                     TITLE:   SENIOR VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER




         Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SITHE/INDEPENDENCE POWER PARTNERS, L.P.
                                     ---------------------------------------
                                     (CO-REGISTRANT)

                                     By:    Sithe/Independence LLC
                                            GENERAL PARTNER

August 14, 2002                      /S/ THOMAS M. BOEHLERT
                                     -------------------------------------
                                     NAME:    THOMAS M. BOEHLERT
                                     TITLE:   SENIOR VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER








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